              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1996-3 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1996-3
                       AGREEMENT DATED SEPTEMBER 27, 1996

                      SERVICER'S MONTHLY REMITTANCE REPORT
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
COLLECTIONS ON THE MORTGAGE LOANS:

                                              Interest       Principal       Total
                                            ------------  -------------   ------------
Scheduled Monthly Payments                  2,294,631.54     329,837.59   2,624,469.13
Recovery of Delinquent Scheduled Payments     676,806.21      81,218.28     758,024.49
Principal Prepayments                         380,615.45   1,170,419.20   1,551,034.65
FHA Claims Paid                                     0.00           0.00           0.00
Non Performing Loan Sale                            0.00           0.00           0.00
Collection Account Earnings                    17,039.63           0.00      17,039.63
Note Distribution Account Earnings              1,284.93           0.00       1,284.93
Capitalized Interest Release                        0.00           0.00           0.00

Available Collection Amount                 3,370,377.76   1,581,475.07   4,951,852.83

FEES:

Servicing Fee                                                               185,089.19
Trustee Fee                                                                   1,850.89
Custodian Fee                                                                 2,961.43
Guaranty Insurance                                                           70,015.76

Total Fees:                                                                 259,917.27

OVERCOLLATERALIZATION INFORMATION:

Current Overcollateralization Amount                                      8,175,511.40
Interim Required Overcollaterlization Amount                             14,999,719.86
Required Overcollaterlization Amount for Due Period                      26,249,509.75
Current Credit Support Multiple                                                   1.00
Is Due Period a Step Down Date                                                      No

RESERVE ACCOUNT INFORMATION

Original Reserve Account Deposit                                         11,250,000.00
Current Reserve Account Balance                                          11,250,000.00
Reserve Account Requirement                                              11,250,000.00

AMOUNT IN PREFUNDING ACCOUNT:                                                     0.00

CAPITALIZED INTEREST ACCOUNT INFORMATION:
Amount  Remaining in Capitalized  Interest Account                                0.00
Amount to be Disbursed from Capitalized Interest Account to Note
  Distribution Account                                                            0.00

COLLATERAL INFORMATION:
Beg. Weighted Avg. Rem. Maturity                                                   226
End. Weighted Avg. Rem. Maturity                                                   225
Beg. Weighted Average Coupon                                                    14.610%
End. Weighted Average Coupon                                                    14.610%
Beg. Number of Loans                                                            10,184
End. Number of Loans                                                            10,144
Beginning Unpaid Principle Balance of Home Loans                        296,142,700.21
Remaining Unpaid Principle Balance of Home Loans                        294,561,255.14
Loans Paid in Full                                                                  40

DELINQUENCIES:
                                                      #         $                % of $
                                                     ---       ---               ------
30-59 Days                                           100   2,811,372.00          0.954%
60-89 Days                                            44   1,223,005.00          0.415%
Over 90                                               43   1,230,505.00          0.418%
Total                                                187   5,264,882.00          1.787%

LIQUIDATED LOANS:

                                                  Principal      Interest         Total
                                                  ---------      --------        ------
Liquidation Proceeds                                0.00           0.00           0.00
Write-Offs/Net Losses                               0.00           0.00           0.00

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
RESERVE ACCOUNT:

Beginning Balance                                              11,250,000.00
Current Deposits                                                        0.00
Current Earnings                                                   59,993.90
Withdraw of Excess Reserve Account Amount to Residual Holder       59,993.90
Ending Balance                                                 11,250,000.00


CAPITALIZED INTEREST:

Beginning Balance:                                                      0.00



Less Amount to be released to Residual Interest                         0.00
Holder on Oct.  21 pursuant to Section 5.04(d)

Less Amount to be Distributed to Note Distribution                      0.00
Account on Oct. 16 Required by Section 5.04(a)

Plus  Account Earnings Posted in Due Period                             0.00
      Prefunding Account Earnings posted in Due Period                  0.00

Ending Balance on Distribution Date                                     0.00
Cap Interest Acct Requirement (Projected Interest Shortfall)            0.00

PREFUNDING ACCOUNT:

Beginning Balance                                                       0.00

Less Draw for First funding                                             0.00

Less Amount to be Distributed to Note Distribution                      0.00
Account Required by Setion 5.03 (c)

Less Amount to be Distributed to Certificate Distribution               0.00
Account Required by Setion 5.03 (c)

Ending Balance                                                          0.00

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BACKUP CALCULATIONS:

DEPOSIT TO NOTE DISTRIBUTION ACCOUNT:

Available Collection Amount                            4,951,852.83
Guranteed Payment                                              0.00
Reserve  Account Withdrawal                                    0.00
                                                       ------------
Note Distribution Account balance                      4,951,852.83




WITHDRAWS FROM NOTE DISTRIBUTION ACCOUNT:

To The Note Distribution Account for Disbursement on Distribution Date Pursuant to Sections
5.01(c) paragraphs (i) to (iv)

                                                                    Remaining Balance
                                       ServIcing Fee     185,089.19   4,766,763.64
                          Guaranty Insurance Premium      70,015.76   4,696,747.88
                               Indenture Trustee Fee       1,850.89   4,694,896.99
                                       Custodial Fee       2,961.43   4,691,935.56
           Noteholders Interest Distributable Amount   1,678,515.76   3,013,419.80
              Regular Principal Distributable Amount   1,581,475.07   1,431,944.73
    Excess Spread to Class A-1 note as a part of the   1,354,132.23      77,812.50
  Noteholders Monthly Principal distributable Amount

To the Certificate Distribution Account for
Disbursement pursuant to section 5.06 on the distribution date

     Certificateholder Interest Distributable Amount      77,812.50           0.00
    Certificateholder Principal Distributable Amount           0.00           0.00
             Securities Insurer Reimbursement Amount           0.00           0.00
              OverCollateralization Reduction Amount           0.00           0.00
                        Reimbursed Servcing Advances           0.00           0.00